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                           PLEDGE AND SECURITY AGREEMENT


                                      between



                          LIBERTY FUNDS DISTRIBUTOR, INC.,
                                   as Distributor

                                        and



                           CITICORP NORTH AMERICA, INC.,
                                      as Agent



                             Dated as of April 12, 1999


--------------------------------------------------------------------------------


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                                                                    [Type VII-C]
13620.110 #71862

                                  TABLE OF CONTENTS

                                                                          Page
                                                                          ----


                                      ARTICLE I
                      DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.01.  Definitions; Terminology; Rules of Construction.. . . . . . . .1

                                      ARTICLE II
                PLEDGE OF ASSIGNED COLLATERAL; RIGHTS OF THE AGENT

SECTION 2.01.  Security Interests. . . . . . . . . . . . . . . . . . . . . . .2

SECTION 2.02.  Rights and Remedies.. . . . . . . . . . . . . . . . . . . . . .2

SECTION 2.03.  Remedies Cumulative.. . . . . . . . . . . . . . . . . . . . . .3

SECTION 2.04.  Enforcement of Remedies under the Distribution
               Agreements and Distribution Plans.  . . . . . . . . . . . . . .3

SECTION 2.05.  Application of Proceeds.. . . . . . . . . . . . . . . . . . . .3

                                      ARTICLE III
                            REPRESENTATIONS AND WARRANTIES

SECTION 3.01.  Representations and Warranties of the Distributor . . . . . . .4

                                      ARTICLE IV
                                       COVENANTS

SECTION 4.01.  Affirmative Covenants of the Distributor. . . . . . . . . . . .7

SECTION 4.02.  Negative Covenants of the Distributor.. . . . . . . . . . . . 11


                                       ARTICLE V
                                     MISCELLANEOUS

SECTION 5.01.  No Waiver; Modifications in Writing.. . . . . . . . . . . . . 13

SECTION 5.02.  Notices, Etc. . . . . . . . . . . . . . . . . . . . . . . . . 13

SECTION 5.03.  Indemnification.. . . . . . . . . . . . . . . . . . . . . . . 14

SECTION 5.04.  Execution in Counterparts.. . . . . . . . . . . . . . . . . . 15

SECTION 5.05.  Assignability.. . . . . . . . . . . . . . . . . . . . . . . . 15

SECTION 5.06.  Governing Law.. . . . . . . . . . . . . . . . . . . . . . . . 15

SECTION 5.07.  Severability of Provisions. . . . . . . . . . . . . . . . . . 15

SECTION 5.08.  Confidentiality.. . . . . . . . . . . . . . . . . . . . . . . 15

SECTION 5.09.  Merger. . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

SECTION 5.10.  No Proceedings. . . . . . . . . . . . . . . . . . . . . . . . 16

SECTION 5.11.  Survival of Representations and Warranties, Etc.. . . . . . . 17

SECTION 5.12.  Submission to Jurisdiction; Waivers.. . . . . . . . . . . . . 17

SECTION 5.13.  Waiver Of Jury Trial. . . . . . . . . . . . . . . . . . . . . 17


                                      SCHEDULES

SCHEDULE I     Form of Investor Report
SCHEDULE II    CDSCs
SCHEDULE III   Permitted Conversion Features

                                      EXHIBITS

EXHIBIT D      Form of Irrevocable Payment Instruction

13620.110 #71862

                                                                    SCHEDULE I


                              FORM OF INVESTOR REPORT

                            PLEDGE AND SECURITY AGREEMENT

          PLEDGE AND SECURITY AGREEMENT, dated as of April 12, 1999 (this "Agreement") between CITICORP NORTH AMERICA, INC., as agent for the Secured Parties (as defined below) (in such capacity, together with its successors and assigns, the "Agent") and LIBERTY FUNDS DISTRIBUTOR, INC. (together with its permitted successors and assigns, the "Distributor").

                                W I T N E S S E T H:

          WHEREAS, contemporaneously with the execution of this Agreement, Liberty Funds Group LLC (together with its successors and assigns, the "Borrower"), Corporate Receivables Corporation (together with its successors and assigns, the "Lender"), Citibank, N.A. and the other banks and financial institutions from time to time parties thereto (together with Citibank, N.A. and their respective successors and assigns, the "Secondary Lenders") are entering into that certain Revolving Credit Agreement dated as of the date hereof (as from time to time amended, the "Credit Agreement") pursuant to which the Lender and the Secondary Lenders have agreed, subject to the terms and conditions thereof, to make advances from time to time to the Borrower;

          WHEREAS, an essential condition precedent to the Lender's and the Secondary Lenders' making advances to the Borrower in accordance with the terms of the Credit Agreement is that the Distributor enter into this Agreement and assign and pledge to the Agent for the benefit of the Agent, the Lender and the Secondary Lenders (each a "Secured Party" and collectively, the "Secured Parties") all of its right, title and interest in, to and under the Assigned Collateral (as defined below); and

          WHEREAS, the Borrower shall make the proceeds of the advances made under the Credit Agreement available to the Distributor;

          NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, the receipt by the Distributor of substantial economic benefit whether or not set forth herein, the receipt and sufficiency of which are hereby acknowledged, and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the Distributor undertakes and agrees as follows:

                                      ARTICLE I
                        DEFINITIONS AND RULES OF CONSTRUCTION

          SECTION 1.01.  DEFINITIONS; TERMINOLOGY; RULES OF CONSTRUCTION.

          Unless otherwise defined herein capitalized terms shall have the meanings assigned to such terms in Appendix A to the Credit Agreement. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires (a) each use in this Agreement of a singular version of a pronoun shall be deemed to include references to the plural, and vice versa, as appropriate, (b) Article and Section headings are for convenience of reference only and shall not affect the construction of this Agreement, and (c) references to "this section" or words of similar import shall be deemed to refer to the entire section and not to a particular subsection, and references to "hereunder," "herein" or words of similar import shall be deemed to refer to this entire Agreement and not to the particular section or subsection. References in this Agreement to "including" means including without limiting the generality of any description preceding such term. Each of the parties to this Agreement and its counsel have reviewed and revised, or requested revisions to, this Agreement, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construction and interpretation of this Agreement.

                                      ARTICLE II
                  PLEDGE OF ASSIGNED COLLATERAL; RIGHTS OF THE AGENT

          SECTION 2.01.  SECURITY INTERESTS.

          As collateral security for the prompt, complete and unconditional payment and performance of all of the Borrower Obligations, the Distributor hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Agent for the benefit of the Secured Parties and grants to the Agent for the benefit of the Secured Parties a continuing first Lien upon and security interest in, all of the Distributor's right, title and interest in, to and under the following assets and properties now existing and hereafter arising or acquired (collectively, the "Assigned Collateral"):

           (i) all of the Receivables relating to all Funds;

          (ii) all Collections;

         (iii) all accounts into which any Collections are remitted; and

          (iv) all Proceeds of any and all of the foregoing.

          SECTION 2.02.  RIGHTS AND REMEDIES.

          The Agent (for itself and on behalf of the other Secured Parties) shall have all of the rights and remedies of a secured party under the UCC and other Applicable Law. Upon the occurrence and during the continuance of an Event of Default, the Agent or its designees may (i) sell or otherwise dispose of the Assigned Collateral, all without judicial process or proceedings; (ii) take control of the Collections and Proceeds of any such Assigned Collateral; and/or
(iii) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Assigned Collateral. In addition, upon the occurrence and during the continuance of a Default or Event of Default, the Agent may deliver a Remittance Notice to each Fund and the Transfer Agent for each Fund. The Distributor authorizes the Agent to file financing or continuation statements, and amendments thereto and assignments thereof, relating to the Assigned Collateral without the signature of the Distributor where permitted by law. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law. For purposes of taking the actions described in this
Section 2.02 the Distributor hereby irrevocably appoints the Agent as its attorney-in-fact (which appointment being coupled with an interest is irrevocable while any of the Borrower Obligations remain unpaid), with power of substitution, in the name of the Agent or in the name of the Distributor or otherwise, for the use and benefit of the Agent, but at the cost and expense of the Distributor and without notice to the Distributor.

          SECTION 2.03.  REMEDIES CUMULATIVE.

          Each right, power, and remedy of the Agent and the other Secured Parties, or any of them, as provided for in this Agreement or in the other Program Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Facility Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Agent or any other Secured Party of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by such Persons of any or all such other rights, powers, or remedies.

          SECTION 2.04. ENFORCEMENT OF REMEDIES UNDER THE DISTRIBUTION AGREEMENTS AND DISTRIBUTION PLANS.

          The Distributor agrees that it shall upon the request of the Agent (and at the Distributor's own expense) (i) diligently exercise and enforce its rights and remedies under the Distribution Agreements and the Irrevocable Payment Instructions and in respect of the Assigned Collateral and at law or equity against the Funds, (ii) respond to inquiries of the Agent relating to the Assigned Collateral, and (iii) cause the Funds to comply with the Irrevocable Payment Instructions for the breach of any term or agreement thereunder relating to or affecting any Assigned Collateral. In enforcing and exercising such rights and remedies the Distributor shall exercise the same degree and care that it would exercise if this Agreement had not been entered into; provided, that the Distributor shall not, in enforcing such rights and remedies, settle any claim against any Fund without the prior written consent of the Agent (which consent shall not be unreasonably withheld).

          SECTION 2.05.  APPLICATION OF PROCEEDS.

         (a) After the occurrence of an Event of Default, all Collections and other cash amounts received in respect of the Assigned Collateral, including all Proceeds resulting from the sale or other disposition of the Assigned Collateral shall be applied by the Agent in the following order and priority:

          FIRST, to the payment of all amounts advanced or expended by the Agent and all costs and expenses incurred by the Agent in connection with the enforcement of the Secured Parties rights and remedies under the Program Documents;

          SECOND, to the extent funds are remaining after the above application, to the

Lenders and the Secondary Lenders for the payment of all accrued and unpaid Yield on all outstanding Advances on a pro-rata basis according to the amount of accrued Yield owing to each Lender and Secondary Lender;

          THIRD, to the extent funds are remaining after the above applications, to the Secured Parties for the payment of all fees payable under the Fee Letter on a pro rata basis according to the amount of such fees owing to each Secured Party;

          FOURTH, to the extent funds are remaining after the above applications, to the Lenders and the Secondary Lenders for the payment of the principal amount of each outstanding Advance on a pro-rata basis according to the amount of principal owing to each Lender and Secondary Lender;

          FIFTH, to the extent funds are remaining after the above applications, to the Secured Parties for the payment of all other amounts payable to the Secured Parties pursuant to this Agreement and the other Program Documents on a pro rata basis according to the amounts owed to each Secured Party.

               The Agent shall, after the final payment in full of all Advances and all other Borrower Obligations, remit the remaining excess Proceeds which it had received from the sale or disposition of the Assigned Collateral to the Distributor.

          (b) For purposes of determining the application to be made of such monies and other cash proceeds by the Agent to the Lender and the Secondary Lenders pursuant to this Section 2.05, the Agent may rely exclusively upon a certificate or other statement the Lender or such Secondary Lender, as the case may be, setting forth in reasonable detail the Lender's and such Secondary Lender's amount then owing to the Lender and such Secondary Lender, as the case may be. The Agent shall not be liable for any application of funds in accordance with any certificate or direction delivered pursuant to this Section 2.05; provided, however, that no application of funds in accordance with any certificate delivered pursuant to this Section 2.05 shall be deemed to restrict or limit the right of any party to contest with the purported obligee its respective liability in respect of the amount set forth in such certificate.

                                     ARTICLE III
                            REPRESENTATIONS AND WARRANTIES

          SECTION 3.01.  REPRESENTATIONS AND WARRANTIES OF THE DISTRIBUTOR.

          The Distributor represents and warrants to each of the Secured Parties on and as of the Closing Date, each Borrowing Date and the last day of each Settlement Period, as follows:

     (a) the Distributor is duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts, with full corporate power and authority to own and operate its assets and properties, conduct the business in which it is now engaged and to execute and deliver and perform its obligations under this Agreement and the other Program Documents to which it is a party;

     (b) the Distributor is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business, assets and properties, including, without limitation, the performance of its obligations under this Agreement and the other Program Documents to which it is a party, requires such qualification, except where the failure to be so qualified could not give rise to a reasonable possibility of a Material Adverse Effect;

     (c) the execution, delivery and performance by the Distributor of the Program Documents to which it is a party and the other instruments and agreements contemplated thereby are within its corporate powers and have been duly authorized by all requisite corporate action by the Distributor and have been duly executed and delivered by the Distributor and constitute the legal, valid and binding obligations of the Distributor enforceable against the Distributor in accordance with their respective terms;

     (d) neither the execution and delivery by the Distributor of this Agreement, the other Program Documents to which it is a party, or any instrument or agreement referred to herein or therein, or contemplated hereby or thereby, nor the consummation of the transactions herein or therein contemplated, nor compliance with the terms, conditions and provisions hereof or thereof by it, will (i) conflict with, or result in a breach or violation of, or constitute a default under its certificate of incorporation, or by-laws or other organizational documents, (ii) conflict with or contravene any (A) Applicable Law, (B) any contractual restriction binding on or affecting the Distributor or any of its assets or properties, (C) any order, writ, judgment, award, injunction or decree binding on or affecting the Distributor or any of its assets or properties, (iii) result in a breach or violation of, or constitute a default under, or permit the acceleration of any obligation or liability in, or but for any requirement of the giving of notice or the passage of time (or both) would constitute such a conflict with, breach or violation of, or default under, or permit any such acceleration in, any contractual obligation or any agreement or document to which it is a party or by which it or any of its properties is bound (or to which any such obligation, agreement or document relates),
(iv) result in any Adverse Claim upon any of the Assigned Collateral, or
(v) result in the termination of any Distribution Agreement or Distribution
Plan;


     (e) the Distributor has obtained all necessary Governmental Authorizations and Private Authorizations, and made all Governmental Filings necessary for the execution, delivery and performance by the Distributor of this Agreement, the other Program Documents to which it is a party and the agreements and instruments contemplated hereby or thereby, and no Governmental Authorization, Private Authorization or Governmental Filing which has not been obtained or made, is required to be obtained or made by it in connection with the execution, delivery or performance of this Agreement and the other Program Documents, including without limitation the pledge of the Assigned Collateral contemplated by this Agreement;

     (f) this Agreement and the actions required to be taken pursuant to the terms hereof are, and at all times shall be, effective to create and perfect in the Agent for the benefit of the Secured Parties a first priority security interest in the Assigned Collateral free and clear of all Adverse Claims;

     (g) the Distributor owns the Assigned Collateral free and clear of Adverse Claims; and as of the initial Borrowing Date and at all times thereafter, the Agent has a first priority perfected security interest in the Assigned Collateral free and clear of all Adverse Claims and no actions, except as have been taken, are necessary or advisable to perfect or protect such security interest free and clear of Adverse Claims;

     (h) no effective financing statements or other instruments similar in effect covering any Assigned Collateral of the Distributor is on file in any recording office, except those filed in favor of the Agent pursuant to this Agreement;

     (i) the Distributor is a wholly-owned subsidiary of Colonial Management Associates, Inc., which is a wholly-owned subsidiary of the Borrower which is wholly-owned by LFSI, which in turn is a wholly-owned subsidiary of the Parent and the Distributor's principal place of business and chief executive office and the place where its records concerning the Assigned Collateral are kept is at the addresses referred to in Section 4.01(d);

     (j) there are no pending or, to the best of the Distributor's knowledge, threatened investigations, actions, suits or proceedings involving the Distributor which give rise to a reasonable possibility of a Material Adverse Effect;

     (k) the Prospectus, each Investor Report, each Notice of Borrowing and all other written information, reports and statements provided by or on behalf of the Distributor or any of its Affiliates to any Secured Party for purposes of or in connection with this Agreement, any other Facility Document or the transactions contemplated hereby or thereby is, and all such information, notices, reports and statements hereafter provided to any Secured Party will be true, correct and complete in all material respects on the date such information, notice, report or statement is stated or certified and on such date no such information, notice, report or statement contains, or will contain, any misrepresentation of a material fact or any omission to state therein matters necessary to make the statements made therein not misleading in any material respect when considered in its entirety;

     (l) the Distributor is in compliance in all material respects with Applicable Law, including, without limitation, the Securities Act, the Exchange Act and the Investment Company Act;

     (m) the Distributor is not a member of an ERISA Group and has no Benefit Arrangement, Plan or Multiemployer Plan subject to ERISA;

     (n) on each Borrowing Date and immediately after the making of each Advance, the Borrower is in full compliance with the Borrowing Base Test and the other conditions specified in Article III;

     (o) the Distributor is taking all reasonable actions necessary to mitigate the effect of the Year 2000 Problem on its computer systems;

     (p) the Distributor has filed all United States Federal income tax returns and all other material tax returns which are required to be filed by it, if any, and has paid all taxes due pursuant to such returns, if any, or pursuant to any assessment received by the Distributor, except for any taxes or assessments which are being contested in good faith by appropriate proceedings and with respect thereto adequate reserves have been established in accordance with GAAP and which could otherwise not give rise to a reasonable possibility of a Material Adverse Effect; and the charges, accruals and reserves on the books of the Distributor in respect of taxes or other governmental charges, if any, are, in the opinion of the Distributor, adequate;

     (q) the statement of assets and liabilities of the Distributor as at December 31, 1998, certified by Ernst & Young, LLP, certified public accountants, fairly present in conformity with GAAP the financial position of the Distributor at such date and since such date there has been no material adverse change in the business, financial position or results of operations of the Distributor;

     (r) the Asset Based Sales Charge relating to Shares of each Fund and CDSC arrangement relating to the Shares and the payments provided for in, and actually being made pursuant to, the related Distribution Plan, the Distribution Agreement and/or the Prospectus for each such Fund are fairly and accurately described in the related Distribution Plan, the Distribution Agreement and/or the Prospectus relating to such Fund;

     (s) each Fund (and in respect of each Fund which constitutes a Portfolio, each Company related to such Fund in respect thereof) has complied in all material respects with the Fundamental Investment Objectives and Policies relating to such Funds;

     (t) each Fund (and in respect of each Fund which constitutes a Portfolio, each Company related to such Fund) and the Distribution Agreement, the Distribution Plan, and the Irrevocable Payment Instruction relating to each Fund are in compliance, in all material respects, with Applicable Law, including, without limitation, Rule 12b-1 of the Investment Company Act and the Conduct Rules;

     (u) the Sales Charges paid and payable in respect of each Fund (or, in respect of each Fund which constitutes a Portfolio, by each Company in respect of each related Fund) relating to the sales of Shares of each such Fund pursuant to the related Distribution Agreement, Distribution Plan and Prospectus and pursuant to the Conduct Rules (as are interpreted by each such Fund (or in respect of each Fund which constitutes a Portfolio, by each Company in respect of each related Fund) and the Distributor as of the date hereof), is the Maximum Aggregate Sales Charge Allowable in respect of such sales;

     (v) the CDSCs payable upon the redemption or conversion of the Shares relating to the Receivables of each Fund shall continue to be payable in accordance with Schedule II attached hereto after any termination or modification of the Distribution Plan or the Distribution Agreement in respect of such Fund; and

     (w) the Shares of each Fund can only be exchanged for the Shares of another Fund in respect of which the Agent has a first priority perfected security interest in the Receivables relating to such Fund.

                                      ARTICLE IV

                                      COVENANTS

          SECTION 4.01.  AFFIRMATIVE COVENANTS OF THE DISTRIBUTOR.

          The Distributor covenants and agrees that it shall:

     (a) (i)duly observe, comply with and conform in all material respects to all requirements of Applicable Law relative to the conduct of its business or to its assets or properties, including without limitation the Investment Company Act, (ii) preserve and keep in full force and effect its legal existence and its rights, privileges, qualifications and franchises, and (iii) obtain, maintain and keep in full force and effect all Governmental Authorizations, Private Authorizations and Governmental Filings which are necessary or appropriate to properly carry out its business and the transactions contemplated to be performed by the Distributor under this Agreement and the other Program Documents;

     (b) cause to be computed, paid and discharged when due all taxes, assessments and other governmental charges or levies imposed upon it, or upon any of its income, assets or properties, prior to the day on which penalties are attached thereto, unless and to the extent that the same shall be contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established on the books of the Distributor in accordance with GAAP and which could not otherwise subject it or its assets to any risk of foreclosure, distraint, sale or other similar proceedings or give rise to a reasonable possibility of a Material Adverse Effect;

     (c) promptly, at its expense, execute and deliver such further instruments and take such further action in order to establish and protect the rights, interests and remedies created, or intended to be created, in favor of the Secured Parties including, without limitation, all such actions which are necessary or advisable to maintain and protect the Secured Parties' first priority perfected security interest in the Assigned Collateral;

     (d) keep its principal place of business and chief executive office and the office where it keeps its records concerning the Assigned Collateral at the address of the Distributor set forth in Section 5.02 or, upon thirty (30) days' prior written notice to the Agent, at any other locations in jurisdictions where all actions reasonably requested by the Agent to protect and perfect the Secured Parties' security interest in the Assigned Collateral have been taken and completed;

     (e) duly fulfill all obligations on its part to be performed under or in connection with the Program Documents and will use its best efforts to cause each Fund (and in respect of each Fund which constitutes a Portfolio, each Company related to each Fund) to duly fulfill and perform its respective obligations under the Program Documents;

     (f) keep proper books of record and account in accordance with its normal business practice and GAAP in which full and appropriate entries shall be made of all dealings or transactions in relation to its business and activities, including dealings and transactions resulting from activities of each Selling Agent;

     (g) promptly deliver to the Agent copies of any amendments or modifications to its certificate of incorporation or by-laws, certified by an authorized officer of the Distributor;

     (h) promptly give written notice to the Agent of the occurrence of any Default or Event of Default or the failure of any conditions precedent set forth in Article III to the Credit Agreement to be fully satisfied;

     (i) to the extent obtained or received by it, furnish or cause to be furnished to the Agent a copy of all Governmental Authorizations obtained or required to be obtained by the Distributor in connection with the transactions contemplated by the Program Documents and a copy of all Private Authorizations required to be obtained by the Distributor in connection with the transactions contemplated by the Facility Documents;

     (j) (1) cause Ernst & Young, LLP or another nationally recognized accounting firm reasonably acceptable to the Agent to enter the premises of the Distributor and examine and audit the books, records and accounts relating to the Assigned Collateral, the Collections in respect thereto and the Distributor's performance under the Program Documents (which may be coordinated as part of the Distributor's regular annual audit), (2) permit such accounting firm to discuss the Distributor's affairs, finances, accounts and performance under the Program Documents with the Distributor's officers, partners, employees and accountants, (3) cause such accounting firm to provide the Agent with a certified report in respect of the foregoing, which shall be in form and scope reasonably satisfactory to the Agent, and (4) authorize such accounting firm to discuss such affairs, finances, records and accounts with representatives of the Secured Parties; PROVIDED, HOWEVER, that so long as no Default or Event of Default has occurred, such audits shall be limited to one (1) per twelve (12) month period;

     (k) permit the Agent, the Lender and the Secondary Lenders to, upon reasonable advance notice, during normal business hours, and with reasonable frequency, visit and inspect the Distributor's books, records and accounts relating to the Assigned Collateral, the Collections in respect thereto, the Distributor's finances and the Distributor's performance under the Program Documents and to discuss the foregoing with the officers, employees and accountants of the Distributor, all as often as the Agent may reasonably request, and during the continuance of a Default or Event of Default, permit the Secured Parties to have full access to such books, records and accounts to the extent necessary to enforce their rights and remedies under this Agreement and the other Facility Documents;

     (l) promptly deliver to the Agent copies of all material notices, requests, agreements, amendments, supplements, waivers and other documents received or delivered by the Distributor (except if received from the Agent) under or with respect to any of the Program Documents;

     (m) subject to its fiduciary obligations, if any, use its best efforts to obtain the approval of a majority of the board of directors or trustees of each Fund (or in respect of each Fund which constitutes a Portfolio, each Company in respect of each related Fund), including a majority of the board of directors or trustees of each Fund (or in respect of each Fund which constitutes a Portfolio, each Company in respect of each related
Fund) who are not "Interested Persons" (as defined in Section 2(a)(19) of the Investment Company Act), to: (a) annually reapprove the Distribution Plan and the Distribution Agreement relating to Shares of each Fund (if necessary in order to continue payments in respect of the Receivables relating to Shares of each such Fund) and its interpretation thereof by each Fund (or in respect of each Fund which constitutes a Portfolio, by each Company in respect of each related Fund) as of the date of this Agreement, and (b) in the event any of the foregoing shall be terminated, to approve a new distribution plan and distribution agreement between the Distributor and such Fund (and in respect of each Fund which constitutes a Portfolio, the Company related to each Fund) so as to permit the continued payments in respect of the Receivables relating to Shares of each such Fund as though no such termination had occurred; PROVIDED, HOWEVER, that in using its best efforts, the Distributor shall not be required to resign or violate Applicable Law;

     (n) immediately upon becoming aware, provide written notice to the Agent of any action by the board of directors or trustees or officers of the Distributor or, the shareholders or board of directors or trustees of any Fund (and in respect of any Fund which constitutes a Portfolio, the Board of Directors of the Company related to such Fund) to make any modification, amendment or supplement to, or any waiver of any provisions of, or any termination of any Distribution Plan, any Advisory Agreement, any CDSC arrangement, or Conversion Feature, any Distribution Agreement, or the interpretation of any thereof, in effect on the Closing Date, or any modification, amendment, supplement or waiver in the amounts payable or actually being paid thereunder, each as in effect on the Closing Date (or in respect of any Fund for which the Distributor did not act as principal distributor on the Closing Date, the date the Distributor began acting as distributor for such
Fund), or if a new distribution plan, investment advisory agreement, contingent deferred sales charge arrangement or distribution agreement is proposed to be approved and entered into in respect of Shares of any Fund, provide the Agent with copies of any such proposed modification, amendment, supplement or waiver, as adopted, and a newly adopted distribution plan, contingent deferred sales charge arrangement, investment advisory agreement, prospectus or distribution agreement promptly after such proposal, modification, amendment, supplement, waiver or adoption has been made (such notice to include specific written reference concerning any aspect of any of the foregoing which gives rise to a reasonable possibility of a Material Adverse Effect and a copy of any of the foregoing in the form finally adopted); PROVIDED, HOWEVER, that the Distributor shall not be required to provide the Agent with written notices of any amendment, modification, supplement or waiver (i) to any Advisory Agreements under this Section 4.01(n), unless such amendments or supplements provide for the replacement of an Advisor or otherwise give rise to a reasonable possibility of a Material Adverse Effect, or (ii) to the interpretation of any Distribution Agreement, Distribution Plan, Advisory Agreement, CDSC arrangement or Conversion Feature unless such modification or waiver could give rise to a reasonable possibility of a Material Adverse Effect;

     (o) comply and cause its Subsidiaries to comply, in all material respects, with the provisions of ERISA and the Code and with all minimum funding requirements applicable to them with respect to any Plan or Multiemployer Plan pursuant to Section 302 of ERISA or Section 412 of the Code;

     (p) promptly notify the Agent of any material adverse change with respect to the business, properties, financial conditions, or results of operations of the Distributor, any Company and any Fund since December 31, 1998;

     (q) furnish to the Agent such information as the Agent may reasonably request;

     (r) on or before the tenth (10th) Business Day of each calendar month or more frequently as the Agent shall request (which may be daily), furnish to the Agent an Investor Report substantially in the form of Schedule I hereto, together with a certificate of the Distributor in substantially the form of Annex A to Schedule I hereto;

     (s) use its best efforts to preserve its present relationship with each Company and each Fund; PROVIDED, HOWEVER, that in using its best efforts, the Distributor shall not be required to resign or violate Applicable Law;

     (t) warrant and defend each of the Secured Parties' right and interest in and to the Assigned Collateral thereof against all Adverse Claims of all Persons whomsoever;

     (u) cause to, at all times, be in full force and effect an Irrevocable Payment Instruction with each Fund that issues Shares;

     (v) do all things reasonably necessary to ensure that the Year 2000 Problem will not have a Material Adverse Effect on its computer systems;

     (w) from time to time, at its expense, promptly to execute and deliver all further instruments and documents, and to take all further actions, that may be necessary or desirable, or that the Agent may reasonably request, to perfect, protect or more fully evidence the Secured Parties' first priority perfected security interest in the Assigned Collateral and to enable the Secured Parties to exercise and enforce their respective rights and remedies under this Agreement, including without limitation executing and filing such financing or continuation statements, or amendments thereto, and such other instruments and documents, that may be necessary or desirable, or that the Agent may reasonably request, to perfect, protect or evidence the Assigned Collateral; and

     (x) after the Agent's delivery of a Remittance Notice, immediately upon its receipt of any Collections relating to any Fund (or in respect of any Fund which constitutes a Portfolio, from the related Company in respect of such
Fund), remit such amounts to the Agent's Account and ensure that such amounts are not commingled with any other funds.

          SECTION 4.02.  NEGATIVE COVENANTS OF THE DISTRIBUTOR.

          The Distributor covenants and agrees that it shall not:

          (a) permit to exist any Adverse Claim attributable to the Distributor or any Affiliate of the Distributor or any party claiming through the Distributor or any Affiliate of the

Distributor (including any Selling Agent) on, or otherwise attempt to transfer, pledge or assign any interest in, any Assigned Collateral or any interest in any of the foregoing or take any other action which could adversely affect the Secured Parties' first priority perfected security interest in the Assigned Collateral;

        (c)(b) move its principal executive office or the place where it keeps its records concerning the Assigned Collateral from the offices specified in
Section 4.01(d), unless (a) it shall have given to the Agent not less than twenty (20) days' prior written notice of its intention to do so, clearly describing the new location, and (b) it shall have taken such action, satisfactory to the Agent to maintain the Secured Parties' first priority security interest in the Assigned Collateral at all times fully perfected and in full force and effect;

        (c) cancel, terminate, amend, modify, supplement or waive any term or condition of any Distribution Agreement, any Distribution Plan, any Irrevocable Payment Instruction or the CDSC obligations of any holder of Shares of any Fund (subject to Permitted Free Redemptions and Permitted Free Exchanges), each as in effect on the Closing Date or take any action to permit any Company or any Fund to do so, unless a responsible officer of the Distributor shall have certified to the Agent that immediately after giving effect to all such cancellations, terminations, amendments, modifications and waivers, (i) the Borrower will be in full compliance with the Borrowing Base Test, and (ii) no Default or Event of Default will be continuing or will result therefrom, or change or modify any interpretation of any term or condition of any Distribution Agreement, Distribution Plan, Irrevocable Payment Instruction or of any CDSC obligations to the extent such change or modification could give rise to a reasonable possibility of a Material Adverse Effect;

        (d) change its operations in a manner which could reasonably be expected to give rise to a Material Adverse Effect;

        (e) if any Default or Event of Default shall have occurred and be continuing, permit any Free Redemption by any Fund or otherwise waive its right to any CDSC relating to a Receivable relating to such Fund, other than in connection with a Permitted Free Redemption or a Permitted Free Exchange;

        (f) without the prior written consent of the Agent (which consent shall not be unreasonably withheld), assign its rights under any Distribution Agreement, merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets or capital stock or other ownership interest of, or enter into any joint venture or partnership agreement with, any Person, other than as contemplated by the Facility Documents;

        (g) permit any Fund to change the Transfer Agent for such Fund, unless such successor Transfer Agent, the Fund and the Distributor have each executed a new Irrevocable Payment Instruction;

        (h) enter into any agreement containing any provision which would be violated or breached by the performance of its obligations under any Program Document;

        (i) create, assume or suffer to exist any Debt or any Guarantee, except for Debt arising under this Agreement or the other Facility Documents and Debt arising in the ordinary course of its business in connection with Persons providing services to the Distributor and Permitted Debt;

        (j) extend credit to others for the purpose of buying or carrying any "margin stock" in such a manner as to violate Regulation T, Regulation U or Regulation X; or

        (k) change its name (i) without giving the Agent at least ten (10) days' prior written notice, and (ii) unless all actions necessary and appropriate to protect and perfect the Secured Parties' first priority security interest in the Assigned Collateral have been taken and completed.

                                      ARTICLE V
                                    MISCELLANEOUS

          SECTION 5.01.  NO WAIVER; MODIFICATIONS IN WRITING.

          No failure or delay on the part of any Secured Party exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any Secured Party, at law or in equity. Without limiting the generality of the foregoing, the Distributor acknowledges and agrees that it will be impossible to measure in money the damage to the Secured Parties in the event of a breach of any of the terms and provisions of this Agreement or any other Program Document, and that, in the event of any such breach, the Secured Parties may not have an adequate remedy at Law, and the Distributor shall not argue and hereby waives any defense that there is an adequate remedy available at Law. No amendment, modification, supplement, termination or waiver of this Agreement shall be effective unless the same shall be in writing and signed by the Agent. Any waiver of any provision of this Agreement, and any consent to any departure by the Agent from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Distributor in any case shall entitle the Distributor to any other or further notice or demand in similar or other circumstances.

          SECTION 5.02.  NOTICES, ETC.

          Except where telephonic instructions are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered, certified or express mail, postage prepaid, or by prepaid telegram (with messenger delivery specified in the case of a telegram), or by facsimile transmission, or by prepaid courier service, and shall be deemed to be given for purposes of this Agreement on the day that such writing is received by the intended recipient thereof in accordance with the provisions of this Section 5.02. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 5.02, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective facsimile numbers) indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:

If to the Agent:              Citicorp North America, Inc.
                              U.S. Securitization
                              450 Mamaroneck Avenue
                              Harrison, New York  10528
                              Attention:  U.S. Securitization
                              Telephone No.: (914) 899-7122
                              Facsimile No.: (914) 899-7890

If to the Distributor:        Liberty Funds Distributor, Inc.
                              One Financial Center
                              Boston, Massachusetts 02111
                              Attention: Ms. Nancy L. Conlin
                              Telephone No.: (617) 772-3053
                              Facsimile No.: (617) 345-0919

With a copy to:               Liberty Financial Companies, Inc.
                              600 Atlantic Avenue
                              Boston, Massachusetts 02210
                              Attention: Mr. Robert A. Licht
                              Telephone: (617) 371-2265
                              Facsimile: (617) 742-7338

          SECTION 5.03.  INDEMNIFICATION.

          The Distributor agrees to indemnify and hold harmless each Secured Party, their successors, assigns, transferees and participants and each of their Affiliates and the respective officers, directors, employees, agents, managers of, and any Person controlling any of, the foregoing (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, obligations, expenses, penalties, actions, suits, judgments and disbursements of any kind or nature whatsoever, (including, without limitation, the reasonable fees and disbursements of counsel) (collectively the "Liabilities") that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of the execution, delivery, enforcement, performance, administration of or otherwise arising out of or incurred in connection with this Agreement or any transaction contemplated hereby or thereby (and regardless of whether or not any such transactions are consummated), including, without limitation any such Liability that is incurred or arises out of or in connection with, or by reason of any one or more of the following: (i) preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with this Agreement or any of the transactions contemplated hereby; (ii) any breach or alleged breach of any covenant by the Distributor, any Fund or any Transfer Agent in any Program Document; (iii) any representation or warranty made or deemed made by the Distributor, any Fund or any Transfer Agent contained in any Program Document or in any certificate, statement or report delivered in connection therewith is, or is alleged to be, false or misleading; (iv) any failure by the Distributor, any Advisor, any Fund, any Transfer Agent or any Selling Agent to comply with any Applicable Law or contractual obligation binding upon it; (v) any failure to vest, or delay in vesting, in the Secured Parties a first priority perfected security interest in all of the Assigned Collateral; and(vi) any action or omission, not expressly authorized by the Program Documents, by the Distributor, any Fund, any Transfer Agent or any Selling Agent, which has the effect of reducing or impairing the Assigned Collateral or the rights of the Agent or the Secured Parties with respect thereto; except to the extent any such Liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. The Secured Parties agree to use reasonable efforts to utilize the same legal counsel in connection with any matter for which the Secured Parties are entitled to indemnification under this Section 5.03(b); PROVIDED, that nothing herein shall be deemed to limit any Secured Party's right to employ separate counsel if such Secured Party determines that there may be legal defenses or claims available to it which are not available to the other Secured Parties or which are different from or additional to those of the other Secured Parties.

          SECTION 5.04.  EXECUTION IN COUNTERPARTS.

          This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

          SECTION 5.05.  ASSIGNABILITY.

          (a) This Agreement and the Secured Parties' rights and obligations hereunder shall be assignable by the Secured Parties and their respective permitted successors and assigns.

          (b) This Agreement and the rights and obligations of the Agent herein shall be assignable by the Agent and its successors and assigns.

          (c) The Distributor may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Agent (which consent shall not be unreasonably withheld or delayed).

          SECTION 5.06.  GOVERNING LAW.

          THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

          SECTION 5.07.  SEVERABILITY OF PROVISIONS.

          Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 5.08.  CONFIDENTIALITY.

          (a) The Distributor agrees that it shall and shall cause each of its Affiliates (i) to keep this Agreement and the other Facility Documents, the proposal relating to the structure of the facility contemplated by this Agreement and the other Facility Documents (the "Facility"), any analyses, computer models, information or document prepared by the Agent, Citibank or any of their respective Affiliates in connection with the Facility, the Agent's or its Affiliate's written reports to the Distributor, any Fund or any of their respective Affiliates and any related written information (collectively, the "Product Information") confidential and to disclose Product Information only to those of its officers, employees, agents, accountants, legal counsel and other representatives (collectively, the "Distributor Representatives") who have a need to know such Product Information for the purpose of assisting in the negotiation, completion and administration of the Facility; (ii) to use the Product Information only in connection with the Facility and not for any other purpose; and (iii) to cause the Distributor Representatives to comply with the provisions of this Section 5.08 and to be responsible for any failure of any Distributor Representative to so comply.

               The provisions of this Section 5.08(a) shall not apply to any Product Information that is a matter of general public knowledge or that has heretofore been made available to the public by any Person other than the Distributor, any Fund, any of their respective Affiliates or any Distributor Representative or that is required to be disclosed by Applicable Law or is requested by any Authority with jurisdiction over the Distributor, any Advisor or any of their respective Affiliates.

          (b) Each of the Secured Parties agrees (i) to keep all non-public information with respect to the Distributor and its Affiliates which such Secured Party receives pursuant to the Facility Documents (collectively, the "Distributor Information") confidential and to disclose Distributor Information only to those of its officers, employees, agents, accountants, legal counsel and other representatives of the Secured Parties (collectively, the "Secured Party Representatives") and to S&P, Moody's and each other rating agency rating CRC's commercial paper notes which, in each case, may have a need to know or review such Distributor Information for the purpose of assisting in the negotiation, completion, administration and evaluation of the Facility; (ii) to use the Distributor Information only in connection with the Facility and not for any other purpose; and (iii) to cause its related Secured Party Representatives to comply with the provisions of this Section 5.08(b).

          The provisions of this Section 5.08(b) shall not apply to any Distributor Information that is a matter of general public knowledge or that has heretofore been made available to the public by any Person other than such Secured Party Representative or that is required to be disclosed by Applicable Law or is requested by any Authority with jurisdiction over any Secured Party or Secured Party Representative or any of its Affiliates.

          Notwithstanding the foregoing, the Distributor Information may be disclosed by any Secured Party Representative to permitted assignees and participants and potential assignees and participants in the Facility to the extent such disclosure is made pursuant to a written agreement of confidentiality substantially similar to this Section 5.08(b).

          SECTION 5.09.  MERGER.

          The Facility Documents taken as a whole incorporate the entire agreement between the parties thereto concerning the subject matter thereof.
The Facility Documents supersede any prior agreements among the parties relating to the subject matter thereof.

          SECTION 5.10.  NO PROCEEDINGS.

          The Distributor hereby agrees that it will not institute against CRC any proceeding of the type referred to in Section 6.01(e) of the Credit Agreement so long as any commercial paper or other senior indebtedness issued by CRC shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper or other senior indebtedness shall have been outstanding.

          SECTION 5.11.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC.

          The Secured Parties' rights and remedies with respect to any breach of any representation and warranty made by the Distributor pursuant to Article III, the indemnification and payment provisions of Section 5.03 and the Distributor's obligations under Sections 5.08(a) and 5.10 and the Agent's, the Lender's and the Secondary Lenders' obligations under Section 5.08(b) shall be continuing and shall survive any termination of this Agreement and the other Facility Documents.

          SECTION 5.12.  SUBMISSION TO JURISDICTION; WAIVERS.

          The Distributor hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement or the other Program Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts of any of them;

          (b) consents that any such action or proceeding may be brought in any of such court and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Distributor at its address set forth in Section 5.02 or at such other address as may be permitted thereunder;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction or court; and


          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          SECTION 5.13.  WAIVER OF JURY TRIAL.

          EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER FACILITY DOCUMENT OR FOR ANY COUNTERCLAIM THEREIN OR RELATING THERETO.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   LIBERTY FUNDS DISTRIBUTOR, INC.,
                                   as Distributor


                                   By:_____________________________
                                   Name:
                                   Title:


                                   CITICORP NORTH AMERICA, INC.,
                                   as Agent


                                   By:____________________________
                                   Name:
                                   Title:




13620.110 #71862

                                                                 Annex A
                                                                   to
                                                              Schedule I

-------------------------------------------------------------------------------
                       Investor Report Officer's Certificate

         The undersigned, ______________, [President] [Treasurer] [Chief Accounting Officer] of Liberty Funds Distributor, Inc. (the "Distributor") pursuant to that certain Pledge and Security Agreement, dated as of April 12, 1999 (the "Security Agreement") between the Distributor and Citicorp North America, Inc., as agent (the "Agent"), as the same may be amended, modified or supplemented from time to time, hereby certifies that:19

  1. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANING ASCRIBED TO SUCH TERMS IN APPENDIX A TO THE CREDIT AGREEMENT.

  2.    THE INVESTOR REPORT FURNISHED HEREWITH TO THE AGENT PURSUANT TO
        SECTION 4.01(r) OF THE SECURITY AGREEMENT IS TRUE, ACCURATE AND COMPLETE AS OF THE DAY HEREOF.

  3. No event has occurred and is continuing which would constitute a Default or an Event of Default.

  4.    As of the date hereof, the Borrowing Base Test is fully complied with.


        IN WITNESS WHEREOF, the undersigned has duly signed on behalf of the Distributor as of the date set forth below.


                         DATED: ___________________________


                                                       Name:
                                                       Title:


--------------------------------------------------------------------------------


13620.110 #71862

                                                                   SCHEDULE II


------------------------------------------------------------------------------
 TYPE OF FEE
 STRUCTURE:   B1    B2      B3      B4       B5       B6       B7       B8
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 REDEMPTION
 FEE:
------------------------------------------------------------------------------
    Year 1    5%    5%      5%      5%       4%       3%       2%       4%
------------------------------------------------------------------------------
    Year 2    4%    4%      4%      4%       3%       2%       2%       3%
------------------------------------------------------------------------------
    Year 3    3%    4%      3%      3%       2%       1%       1%       2%
------------------------------------------------------------------------------
    Year 4    3%    3%      3%      3%       2%       0%                1%
------------------------------------------------------------------------------
    Year 5    2%    2%      2%      2%       1%                         0%
------------------------------------------------------------------------------
    Year 6    1%    1%      1%      1%       0%                         0%
------------------------------------------------------------------------------
    Year 7    0%    0%      0%      0%                                  0%
------------------------------------------------------------------------------
    Year 8    0%    0%      0%      0%                                  0%
------------------------------------------------------------------------------

Companies currently using B1 Structure: Colonial Trust I; Colonial Trust II; Colonial Trust III, Colonial Trust IV; Colonial Trust V.

Companies currently using B2 Structure: Colonial Trust I; Colonial Trust II; Colonial Trust III; Colonial Trust IV; Colonial Trust VI; Colonial Trust VII.

Companies currently using B3 Structure:  Colonial Trust I.

Companies currently using B8 Structure:  Colonial Trust II; Colonial Trust IV.

                                                                     EXHIBIT D
                      FORM OF IRREVOCABLE PAYMENT INSTRUCTION


       [INSERT NAME AND ADDRESS OF FUND]


       [NAME AND ADDRESS OF TRANSFER AGENT]


       You are hereby notified that pursuant to that certain Revolving Credit Agreement dated as of April 12, 1999 (as from time to time amended, the "Credit Agreement") among Liberty Funds Group LLC (together with its successors and assigns, "Liberty"), Corporate Receivables Corporation (together with its successors and assigns, the "Lender"), Citibank, N.A., the banks and financial institutions from time to time parties thereto (together with Citibank, N.A., the "Secondary Lenders") and Citicorp North America, Inc., as agent for the Lender and the Secondary Lenders (together with its successors and assigns, the "Agent"), the Lender and the Secondary Lenders have agreed to from time to time make advances to Liberty which in turn shall make the proceeds of such advances available to Liberty Funds Distributor, Inc., its wholly-owned subsidiary. You are hereby further notified that in order to secure the obligations of Liberty under the Credit Agreement to the Lenders, the Secondary Lenders and the Agent (collectively, the "Secured Parties"), the Distributor, pursuant to that certain Pledge and Security Agreement dated as of April 12, 1999 (as from time to time amended, the "Security Agreement") between the Distributor and the Agent, has pledged and assigned to the Agent for the benefit of the Secured Parties all of its right, title and interest in, to and under the Receivables (defined below) now owned or hereafter arising relating to all Funds (defined below).

       Capitalized terms used herein shall have the following meanings:

       "ASSET BASED SALES CHARGE" shall have the meaning set forth in Rule 2830 of the Conduct Rules it being understood that such term does not include the Service Fee.

       "BUSINESS DAY" means any day on which banks and the New York Stock Exchange are not authorized or required to close in New York City.

       "CDSC" means with respect to any Fund, the contingent deferred sales charges payable, either directly or by withholding from the proceeds of the redemption of the Shares of such Fund, by the shareholders of such Fund on any redemption of Shares relating to such Fund in accordance with the Prospectus.

       "CONDUCT RULES" means the Conduct Rules of the NASD, as amended, and the rules, regulations and interpretations (including examples and explanations) of the NASD in respect thereto.

       "COMPANY" means [INSERT NAME OF INVESTMENT COMPANY], together with its successors and assigns.

       "DISTRIBUTION AGREEMENT" means with respect to any Shares of any Fund, the agreement between the Distributor and the Company in respect of such Fund, in respect of the Shares of such Fund and any replacement agreement as may be adopted in the future, pursuant to which the Distributor has been appointed the principal underwriter in respect of such Fund.

       "DISTRIBUTION PLAN" means with respect to any Shares of the Fund the distribution plan of the Company, pursuant to which such Shares of any Fund are distributed by the Distributor, together with any successor or replacement distribution plan, as the same may be amended, supplemented, waived or modified from time to time.

       "FUND" means each separate investment portfolio or series of the Company.

       "MAXIMUM AGGREGATE SALES CHARGE ALLOWABLE" means, at any time with respect to the Receivables relating to Shares of any Fund, the maximum aggregate Sales Charges which may be paid by such Fund to the Distributor pursuant to the Distribution Agreement, the Distribution Plan and the Prospectus, together with interest thereon at the Maximum Interest Allowable, relating to such Shares and pursuant to the "maximum sales charge rule" set forth in Rule 2830 of the Conduct Rules, assuming the Fund pays a separate Service Fee in connection with such Shares, unreduced by payments previously made in respect thereof by the Fund.

       "MAXIMUM INTEREST ALLOWABLE" means the maximum interest which may be taken into account under Rule 2830 of the Conduct Rules in computing the Maximum Aggregate Sales Charge Allowable.

       "NASD" means both the National Association of Securities Dealers, Inc. and NASD Regulation, Inc. or any successor entity.

       "PROSPECTUS" means with respect to any Fund the prospectus filed with the SEC as a part of such Fund's registration statement on Form N-1A, as amended (or any successor SEC form), and shall include, without limitation, the related statement of additional information included in such registration statement.

       "RECEIVABLES" means with respect to any Fund, all of the Distributor's rights under the Distribution Agreement, the Distribution Plan, the Prospectus and the applicable Conduct Rules to receive amounts paid or payable in respect of Asset Based Sales Charges (including interest at the Maximum Interest Allowable) and CDSCs, in each case in respect of any Shares issued by such Fund, including, without limitation, any similar amount paid or payable under any replacement distribution agreement, distribution plan, prospectus or the Conduct Rules, and any continuation payments in respect thereof paid or payable by such Fund in the event of a termination of the related Distribution Plan or the related Distribution Agreement; it being understood that such term does not include the Service Fee.

       "SALES CHARGE" shall have the meaning set forth in Section 2830 of the Conduct Rules.

       "SERVICE FEE" shall have the meaning set forth in Section 2830 of the Conduct Rules.

       "SHARES" means, in respect of any Fund, the Class B Shares of such Fund, together with all other shares or capital stock of such Fund which are issued on a deferred sales charge basis and which have a sales load structure substantially similar to that of the Class B shares, PROVIDED, THAT, for the avoidance of doubt the Class C shares of any Fund shall not be deemed to constitute "Shares".

       You are hereby directed upon your receipt from the Agent of a notice in the form of Annex A hereto (the "Remittance Notice") to make all payments in respect of all amounts paid or payable by each of the Funds pursuant to the Distribution Agreements, the Distribution Plan, the Prospectuses and the Conduct Rules in respect of the Receivables relating to each Fund and all proceeds therefrom (hereinafter, "Payments"), which otherwise would be payable by you to the Distributor on or prior to the second (2nd) Business Day of each calendar month directly by wire in immediately available funds to an account of the Agent, Acct. No. 40517805, ABA No. 021000089 (the "Agent's Account") maintained at the office of Citibank, N.A. at 399 Park Avenue, New York, New York 10043 or to such other account as the Agent shall designate in writing.

       You are further notified that:

       (1) this Irrevocable Payment Instruction is delivered on behalf of the Secured Parties and is irrevocable and cannot be changed without the consent of the Secured Parties and the Distributor;

       (2) by your acknowledgment, you authorize the Distributor to deliver a copy of this Irrevocable Payment Instruction and your acknowledgment to the Secured Parties and their respective successors and assigns; and

       (3) after your receipt of a Remittance Notice any payment by you other than in compliance with the directions herein shall not be deemed to discharge your obligations in respect of the Payments.

   THIS IRREVOCABLE PAYMENT INSTRUCTION SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.

          By your execution of this Irrevocable Payment Instruction you hereby acknowledge and agree to abide by the foregoing instructions, it being understood that such acknowledgment and waiver does not constitute a waiver of any defenses.

                                          LIBERTY FUNDS DISTRIBUTOR, INC.



                                            By:____________________________
                                               Name:
                                               Title:

          Acknowledged and
          Agreed to as of the date
          first written above:

          [INSERT NAME OF COMPANY]


By:_____________________
   Name:
   Title:


[INSERT NAME OF TRANSFER AGENT]


By:_____________________
   Name:
   Title:

                                                         ANNEX A
                                                            to
                                               Irrevocable Payment Instruction

                            CITICORP NORTH AMERICA, INC.
                                U.S. Securitization
                               450 Mamaroneck Avenue
                             Harrison, New York  10528



          [INSERT NAME OF COMPANY]
[ADDRESS]


          [INSERT NAME OF TRANSFER AGENT]
[ADDRESS]


                                 REMITTANCE NOTICE


         Reference is made to that certain Irrevocable Payment Instruction dated as of April 12, 1999 (the "Payment Instruction") from Liberty Funds Distributor, Inc. to each of you. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Payment Instruction.

         Pursuant to the Payment Instruction we hereby instruct you to make all Payments in respect of the Receivables directly by wire transfer to the Agent's Account in accordance with the terms of the Payment Instruction.

                                            Very truly yours,

                                            CITICORP NORTH AMERICA, INC.
                                               as Agent



                                            By:_________________________

                                                Authorized Signatory

13620.110 #71862